UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 6, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-27002                  94-3333649
         --------                       -------                  ----------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                        1613 Santa Clara Drive, Suite 100
                               Roseville, CA 95661
                               -------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 797-6800
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02. Departure of Directors, Principal Officers; Election of Directors; Appointment of Principal Officers
            ---------------------------------

         (b). Departure of Director.
         ---------------------------

     On September 6, 2005, Anthony Genovese announced his retirement and resignation from the Board of Directors of International DisplayWorks, Inc. (the "Company"). Mr. Genovese is retiring to pursue other interests and time with his family.

Section 9 - Financial Statement and Exhibits
--------------------------------------------

         Item 9.01 Financial Statements and Exhibits
         -------------------------------------------

             None



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERNATIONAL DISPLAYWORKS, INC.,
                             a Delaware Corporation



Dated:  September 6, 2005    /s/ Alan Lefko
                             --------------------------------------------
                             Alan Lefko,
                             Vice President of Finance